UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 14, 2005

QUIDEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10961	94-2573850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court
San Diego, California  92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (858) 552-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On June 14, 2005, Quidel Corporation (the “Company”) announced that its board of directors has authorized the Company to repurchase up to $25 million in shares of its common stock.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description of Exhibit

99.1

Press release dated June 14, 2005 announcing the Company’s stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2005

QUIDEL CORPORATION

By:	/s/ Paul E. Landers
Name:	Paul E. Landers
Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1

Press release dated June 14, 2005 announcing the Company’s stock repurchase program.